                     INDEX TO TOCOR II FINANCIAL STATEMENTS

                                                                           PAGE
                                                                           ----
Independent Auditors' Report..............................................  F-2
Tocor II, Inc. Balance Sheet as of December 31, 1992......................  F-3
Tocor II, Inc. Statement of Operations for the period January 21, 1992 through December 31, 1992................................................  F-4
Tocor II, Inc. Statement of Cash Flows for the period January 21, 1992 through December 31, 1992................................................  F-5
Tocor II, Inc. Statement of Shareholders' Equity for the period January
 21, 1992 through December 31, 1992.......................................  F-6
Tocor II, Inc. Notes to Financial Statements..............................  F-7
Tocor II, Inc. Balance Sheet (Unaudited) as of September 30, 1993......... F-11
Tocor, II Inc. Statements of Operations (Unaudited) for the nine months ended September 30, 1993 and for the period January 21, 1992 through
 September 30, 1992....................................................... F-12
Tocor II, Inc. Statements of Operations (Unaudited) for the three months ended September 30, 1993 and for the three months ended September 30,
 1992..................................................................... F-13
Tocor II, Inc. Statements of Cash Flows (Unaudited) for the nine months ended September 30, 1993 and for the period January 21, 1992 through
 September 30, 1992....................................................... F-14
Tocor II, Inc. Notes to Financial Statements.............................. F-15

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
Tocor II, Inc.:

  We have audited the accompanying balance sheet of Tocor II, Inc. as of December 31, 1992 and the related statements of operations, shareholders' equity, and cash flows for the period from January 21, 1992 through December 31, 1992. In connection with our audit of the financial statements, we also have audited the financial statement schedule as listed in the accompanying index. These financial statements and financial statement schedule are the responsibility of Tocor II's management. Our responsibility is to express an opinion on these financial statements and financial statement schedule based on our audit.

  We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Tocor II, Inc. as of December 31, 1992 and the results of its operations and its cash flows for the period from January 21, 1992 through December 31, 1992 in conformity with generally accepted accounting principles. Also, in our opinion, the related financial statement schedule, when considered in relation to the basic financial statements taken as a whole, presents fairly, in all material respects, the information set forth therein.

                                          KPMG Peat Marwick

Tortola, British Virgin Islands
March 24, 1993

                                 TOCOR II, INC.

                                 BALANCE SHEET

                                                              DECEMBER 31, 1992
                                                              -----------------
                                    ASSETS
Current Assets:
  Cash and cash equivalents (Note 3).........................   $    723,474
  Short-term investments (Note 3)............................     63,544,062
  Interest receivable........................................        624,299
  Prepaid research and development expenses..................      1,770,000
                                                                ------------
                                                                  66,661,835
Organizational costs, net of amortization of $211,452........        941,910
                                                                ------------
Total assets.................................................   $ 67,603,745
                                                                ============
                     LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities:
  Accounts payable...........................................   $     20,055
  Due to Centocor, Inc. (Note 6).............................        152,773
  Accrued litigation settlement (Note 7).....................      3,000,000
                                                                ------------
                                                                   3,172,828
Note payable to Centocor, Inc. (Note 4)......................        100,000
Shareholders' Equity (Note 5)
  Callable Common Stock ($1.00 par value, 3,000,000 shares
   authorized, 2,250,000 issued and outstanding).............      2,250,000
  Additional paid-in capital.................................     81,675,000
  Deficit....................................................    (19,594,083)
                                                                ------------
                                                                  64,330,917
                                                                ------------
Total liabilities and shareholders' equity...................   $ 67,603,745
                                                                ============



                See accompanying notes to financial statements.

                                 TOCOR II, INC.

                            STATEMENT OF OPERATIONS

                                                                FOR THE PERIOD
                                                               JANUARY 21, 1992
                                                                    THROUGH
                                                               DECEMBER 31, 1992
                                                               -----------------
Investment income:
  Interest....................................................   $  2,833,415
  Gain on sale of securities..................................         79,598
                                                                 ------------
                                                                    2,913,013
Costs and Expenses:
  Research and development (Note 6)...........................     19,048,000
  General and administrative..................................        106,166
  Amortization of organizational costs........................        211,452
  Interest expense............................................          6,478
  Litigation settlement (Note 7)..............................      3,135,000
                                                                 ------------
                                                                   22,507,096
Loss..........................................................   $(19,594,083)
                                                                 ============
Loss per share................................................         ($8.71)
                                                                       ======
Weighted average shares outstanding...........................      2,250,000
                                                                 ============




                See accompanying notes to financial statements.

                                 TOCOR II, INC.

                            STATEMENT OF CASH FLOWS

                                                          FOR THE PERIOD ENDING
                                                            JANUARY 21, 1992
                                                                 THROUGH
                                                            DECEMBER 31, 1992
                                                          ---------------------
Cash flow from (used for) operating activities:
  Loss..................................................      $ (19,594,083)
Adjustments to reconcile loss to net cash used for oper-
 ating activities:
  Amortization of organizational costs..................            211,452
  Amortization of premium on investments................            285,805
  Change in assets and liabilities:
    Increase in interest receivable.....................           (624,299)
    Increase in prepaid research and development
     expenses...........................................         (1,770,000)
    Increase in organizational costs....................         (1,153,362)
    Increase in accounts payable........................             20,055
    Increase in accrued litigation settlement...........          3,000,000
    Increase in amounts due to Centocor, Inc............            152,773
                                                              -------------
                                                                    122,424
  Net cash used for operating activities................        (19,471,659)
Cash flow from financing activities:
  Net proceeds from issuance of Callable Common Stock...         83,925,000
  Proceeds of loan from Centocor, Inc...................            100,000
                                                              -------------
Net cash from financing activities......................         84,025,000
Cash flow from (used for) investing activities:
  Purchases of investments..............................       (116,263,021)
  Maturities of investments.............................         52,433,154
                                                              -------------
Net cash used for investing activities..................        (63,829,867)
Net increase in cash and cash equivalents...............            723,474
Beginning cash and cash equivalents.....................                --
Ending cash and cash equivalents........................      $     723,474
                                                              =============



                See accompanying notes to financial statements.

                                 TOCOR II, INC.

                       STATEMENT OF SHAREHOLDERS' EQUITY

FOR THE PERIOD JANUARY 21, 1992 THROUGH DECEMBER 31, 1992

                             CALLABLE  ADDITIONAL                     TOTAL
                              COMMON     PAID-IN                  SHAREHOLDERS'
        DESCRIPTION           STOCK      CAPITAL      DEFICIT        EQUITY
        -----------         ---------- -----------  ------------  -------------
Issued upon sale of
 Callable Common Stock..... $2,250,000 $87,750,000  $        --   $ 90,000,000
Less stock issuance costs..        --   (6,075,000)          --     (6,075,000)
Loss.......................        --          --    (19,594,083)  (19,594,083)
                            ---------- -----------  ------------  ------------
Balance at December 31,
 1992...................... $2,250,000 $81,675,000  $(19,594,083) $ 64,330,917
                            ========== ===========  ============  ============





                See accompanying notes to financial statements.

                                 TOCOR II, INC

                         NOTES TO FINANCIAL STATEMENTS

 1. Organization and Business Operations

  Tocor II, Inc. (the "Company") was incorporated on November 6, 1991 in the British Virgin Islands (the "BVI") and the Company commenced operations on January 21, 1992. Therefore, no comparative financial statements are provided herein. Virtually all of the Company's activities are conducted pursuant to contracts with Centocor, Inc. ("Centocor"). The Company does not maintain staff or occupy any facilities, other than office facilities, and as such, is heavily dependent upon Centocor.

  In January, 1992, the Company and Centocor completed the sale to the public of 2,250,000 Units, each Unit consisting of one share of the Company's Callable Common Stock, one Series T warrant to purchase one share of Centocor Common Stock, and one Callable warrant to purchase one share of Centocor Common Stock. The Callable Common Stock and the warrants will trade only as Units through December 31, 1993. Following such date, the Series T warrants will separate and the Callable Common Stock will continue to trade only as Units with the Callable warrants through December 31, 1995. The separation of the components of the Units will accelerate in the event Centocor exercises its option to purchase the Callable Common Stock (see Note 5). The Company is contractually obligated to use substantially all of the net proceeds of the offering, approximately $83,925,000, to engage Centocor to conduct research, development, and preliminary clinical studies with respect to small peptide molecule-based pharmaceutical products (the "Products") for the treatment of human diseases (see Note 6).

  In connection with the Unit offering, Centocor was granted an option to purchase all of the outstanding shares of the Company's Callable Common Stock. The ability of Centocor to exercise this option is highly dependent upon the future financial condition of Centocor. Centocor is subject to the reporting requirements of the Securities Exchange Act of 1934. The market value of a Unit is highly affected by the business operations of Centocor. Additionally, due to the Centocor warrant component of the Unit, the market value of a Unit is affected by the market value of Centocor Common Stock. The exercise price of the series T warrant is $64.50 per share of Centocor Common stock, which at December 31, 1992, had a market value of $16.25 per share. If the purchase option is exercised, the Callable warrants will terminate.

 2. Summary of Significant Accounting Policies

  The Company prepares its financial statements in accordance with United States generally accepted accounting principles.

  Organizational costs are amortized over 60 months on a straight line basis.

  The Company classifies investments with original maturities of three months or less as cash equivalents. Investments with maturities of less than one year are classified as short-term.

  Per share data is based upon the weighted average number of outstanding shares of Callable Common Stock.

  No provision is made for income taxes as the Company is exempt from income taxes under the laws of the BVI.

 3. Cash Equivalents and Investments

  Cash equivalents at December 31, 1992 consist principally of U.S. Treasury money market funds and U.S. Treasury securities. Short-term investments at December 31, 1992 consist of U.S. Treasury securities with market values at December 31, 1992 of $63,786,000.

                                 TOCOR II, INC.

 4. Note Payable to Centocor

  The Company's note payable to Centocor bears interest at 7 percent per annum and is due on the day after the termination of the Purchase Option Agreement (see Note 5) and may not be prepaid.

 5. Callable Common Stock

  Pursuant to a Purchase Option Agreement, Centocor holds an option (the "Purchase Option"), exercisable through December 31, 1995, to purchase all of the outstanding shares of the Callable Common Stock of the Company. The option exercise price is $58 per share in 1993, $76 per share in 1994, and $107 per share in 1995.

  If all funds available for payment by Tocor II to Centocor under the Development Agreement (see Note 6) are expended, the Purchase Option will continue only for so long as Centocor funds research and development of the Products, but in no event later than December 31, 1995. Centocor is under no obligation to continue to fund such research and development, but may do so at its option. The Company currently anticipates that the net proceeds of the January 1992 offering will be available to fund research under the Development Agreement through December 31, 1995.

  Until the termination of the Purchase Option Agreement, the Company is not permitted to issue additional capital stock, borrow more than $1 million in the aggregate, declare or pay dividends out of funds required to be paid to Centocor under the Development Agreement, merge, liquidate or sell substantially all of its assets without the approval of Centocor, as holder of the note described in Note 4.

 6. Agreements with Centocor

  In January, 1992, the Company and Centocor entered into a technology license agreement, (the "License Agreement") under which Centocor granted to the Company a worldwide, exclusive, royalty-free, perpetual, fully paid license to proprietary rights owned or controlled by Centocor during the term of the Development Agreement, which are necessary or useful for the research, development, manufacture or sale of the Products. Under the License Agreement, Tocor II has granted to Centocor a worldwide, fully paid, exclusive, royalty free, right and license in perpetuity to Tocor II's technology owned, acquired or developed during the term of the Development Agreement for any uses of such technology outside of Tocor II's field of activity. Under the terms of the License Agreement, the Company paid a nonrefundable fee of $2,500,000 to Centocor during the first quarter of 1992.

  In January, 1992, the Company entered into an agreement (the "Development Agreement") with Centocor under which Centocor will conduct research and development with respect to the Products. Under this agreement, the Company is obligated to pay to Centocor an amount consisting of (i) substantially all of the net proceeds of the public offering (less $1 million to be retained by the Company for working capital, a non-refundable fee of $2,500,000 paid under the technology License Agreement and an amount retained for the Company's general and administrative expenses), and (ii) any interest and other income earned through temporary investment of the Company's funds. Under the Development Agreement, Centocor was reimbursed for the research and development costs incurred on behalf of the Company, plus a management fee equal to 10% of such costs. The Company incurred expenses under the Development Agreement of $16,548,000 for the period January 21, 1992 through December 31, 1992.

  Subject to its obligation to use reasonable efforts under the Development Agreement, Centocor has the sole discretion to determine the allocation of Centocor resources that are available to Tocor II to conduct research and development under the Development Agreement and Centocor may from time to time choose

                                 TOCOR II, INC.

to limit the available resources to Tocor II, thereby delaying development of the Products. Research and development activities conducted by Centocor for Tocor II's small peptide molecule program are heavily integrated with activities conducted in Centocor's monoclonal antibody program. Certain costs of Centocor's research, development and clinical trial activities are allocated to Tocor II pursuant to the Development Agreement as such activities have the potential to benefit Tocor II, as well as Centocor. As a result, funding provided by Tocor II benefits Centocor in its activities outside of Tocor II's field of activity.

  Either Tocor II or Centocor may terminate the Development Agreement (i) if the other party breaches any material obligation under the Development Agreement or the License Agreement, subject to a 60-day cure period or (ii) if the other party enters into any voluntary proceeding in bankruptcy, reorganization or an arrangement for the benefit of its creditors or 60 days (exclusive of any period during which a stay is in effect) after any involuntary proceeding if not dismissed during such 60-day period. The Development Agreement will terminate automatically upon termination of the Purchase Option Agreement or the License Agreement.

  The Company has also entered into a services agreement (the "Services Agreement") with Centocor and a wholly owned subsidiary of Centocor, whereby Centocor or its subsidiary provides certain management and administrative services to the Company on a fully burdened cost reimbursement basis. Centocor is also paid a management fee by the Company equal to 10 percent of such costs incurred.

  In 1993, the Company expects to amend the Development Agreement and the Services Agreement, in accordance with the proposed settlement of the litigation described in Note 7, to reduce the management fee under each agreement from 10% to 5% until the earlier of (i) the termination of the Development Agreement and the Services Agreement or (ii) the aggregate reduction in management fees resulting from the amendments equals $3,000,000.

  Two officers of the Company are also officers of Centocor. One officer and director of the Company is also a director of Centocor.

 7. Litigation

  On December 11, 1992, the United States District Court for the Eastern District of Pennsylvania entered an order preliminarily approving a settlement of the securities litigation and derivative actions, in which the Company is a defendant, captioned in Re: Centocor Securities Litigation No. 92-CV-1071. The court had previously entered an order certifying (i) the litigation to proceed as a class action, and (ii) a class of plaintiffs consisting of all persons who purchased Company securities during the period January 21, 1992 through April 20, 1992, and who sustained damages as a result of such purchases. Under terms of the proposed settlement, (i) all claims against the Company and the other defendants will be dismissed with prejudice, (ii) in settlement of the securities claim the Company will make a cash payment of $5,000,000, and (iii) in settlement of the derivative actions brought on behalf of the Company, the Company will receive a cash payment of $2,000,000, and the Company and Centocor will amend certain agreements between them to provide that Centocor will, over time, forego $3,000,000 of contract payments. On March 18, 1993, a hearing was held before the court for the purpose of determining whether the proposed settlement should be finally approved. At that hearing, counsel for the members of the plaintiffs' classes and counsel for each of the defendants recommended to the court that the settlement be approved. The court is now considering their recommendations. In connection with the proposed settlement, the Company recorded a charge to earnings of $3,135,000 representing the net cost of the proposed settlement to the Company, including legal fees.

  In January 1993, certain purported security holders of the Company and/or Centocor filed complaints in the United States District Court for the Eastern District of Pennsylvania against the Company, Centocor

                                 TOCOR II, INC.

                   NOTES TO FINANCIAL STATEMENTS--(CONCLUDED) and certain present and former directors and/or officers of the Company and/or Centocor. The plaintiffs allege that (a) defendants knowingly or recklessly omitted certain material facts and made false and misleading statements of material facts about Centocor in violation of Sections 10(b) and 20 of the Securities Exchange Act of 1934 and Rule 10b-5 thereunder and (b) defendants made false and misleading statements and omissions of material facts in the January 21, 1992 registration statement and prospectus of the Company in violation of Sections 11, 12 and 15 of the Securities Act of 1933. The complaints seek permission to proceed as a class action on behalf of persons who purchased securities of the Company and/or Centocor during specified periods from April 1992 to January 1993 and who were allegedly damaged thereby. The complaints seek compensatory damages in unspecified amounts, rescission of the purchase of Tocor II Units pursuant to the January 21, 1992 registration statement and prospectus of the Company, declaratory judgment, counsel fees, interest, costs of suit and such other relief that the court deems appropriate. The Company believes that the allegations set forth in the complaints are without merit and intends to vigorously defend itself. The Company does not expect that the effect, if any, of the outcome of the litigation will be material to the Company's financial condition.

                                 TOCOR II, INC.

                                 BALANCE SHEET
                                  (UNAUDITED)

                                                                  SEPTEMBER 30,
                                                                      1993
                                                                  -------------
                                    ASSETS
Current Assets:
  Cash and cash equivalents (Note 2)............................. $  1,027,503
  Short-term investments (Note 2)................................   51,460,991
  Interest receivable............................................      299,875
  Prepaid research and development expenses......................    2,546,000
  Other..........................................................        2,062
                                                                  ------------
                                                                    55,336,431
Organizational costs, net of amortization of $384,459 at
 September 30, 1993 and $211,452 at December 31, 1992............      768,903
                                                                  ------------
Total assets..................................................... $ 56,105,334
                                                                  ============
                     LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities:
  Accounts payable............................................... $     13,039
  Due to Centocor, Inc...........................................        1,694
  Accrued litigation settlement..................................          --
                                                                        14,733
                                                                  ------------
Note payable to Centocor, Inc. (Note 3)..........................      100,000
Shareholders' Equity (Note 4)
  Callable Common Stock ($1.00 par value, 3,000,000 shares
   authorized, 2,250,000 issued and outstanding).................    2,250,000
  Additional paid-in capital.....................................   81,675,000
  Deficit........................................................  (27,934,399)
                                                                  ------------
                                                                    55,990,601
                                                                  ------------
Total liabilities and shareholders' equity....................... $ 56,105,334
                                                                  ============



                See accompanying notes to financial statements.

                                 TOCOR II, INC.

                            STATEMENTS OF OPERATIONS
                                  (UNAUDITED)

                                              FOR THE NINE     JANUARY 21, 1992
                                              MONTHS ENDED         THROUGH
                                           SEPTEMBER 30, 1993 SEPTEMBER 30, 1992
                                           ------------------ ------------------
Investment income:
  Interest................................    $ 1,749,932        $  2,154,055
Costs and Expenses:
  Research and development (Note 5).......      9,695,000          15,602,000
  General and administrative..............        216,994              83,296
  Amortization of organizational costs....        173,007             153,783
  Interest expense........................          5,247               4,729
                                              -----------        ------------
                                               10,090,248          15,843,808
Loss......................................    $(8,340,316)       $(13,689,753)
                                              ===========        ============
Loss per share............................         ($3.71)             ($6.08)
                                                   ======              ======
Weighted average shares outstanding.......      2,250,000           2,250,000
                                              ===========        ============





                See accompanying notes to financial statements.

                                 TOCOR II, INC.

                            STATEMENTS OF OPERATIONS
                                  (UNAUDITED)

                                             FOR THE THREE      FOR THE THREE
                                              MONTHS ENDED       MONTHS ENDED
                                           SEPTEMBER 30, 1993 SEPTEMBER 30, 1992
                                           ------------------ ------------------
Investment income:
  Interest................................    $   527,194        $   684,662
Costs and Expenses:
  Research and development (Note 5).......      2,935,000          4,326,000
  General and administrative..............         17,850             36,784
  Amortization of organizational costs....         57,669             57,669
  Interest expense........................          1,749              1,749
                                              -----------        -----------
                                                3,012,268          4,422,202
Loss......................................    $(2,485,074)       $(3,737,540)
                                              ===========        ===========
Loss per share............................         ($1.10)            ($1.66)
                                                   ======             ======
Weighted average shares outstanding.......      2,250,000          2,250,000
                                              ===========        ===========




                See accompanying notes to financial statements.

                                 TOCOR II, INC.

                            STATEMENTS OF CASH FLOWS
                                  (UNAUDITED)

                                             FOR THE NINE     JANUARY 21, 1992
                                             MONTHS ENDED         THROUGH
                                          SEPTEMBER 30, 1993 SEPTEMBER 30, 1992
                                          ------------------ ------------------
Cash flow used for operating activities:
Loss....................................     $ (8,340,316)      $(13,689,753)
Adjustments to reconcile loss to net
 cash used for operating activities:
  Amortization of organizational costs..          173,007            153,783
  Amortization of premium (discount) on
   investments..........................         (439,493)           318,297
  Change in assets and liabilities:
    (Increase) decrease in interest
     receivable.........................          324,424           (832,335)
    Increase in prepaid research and
     development expenses...............         (776,000)          (419,000)
    Increase in other...................           (2,062)               --
    Increase in organizational costs....              --          (1,153,362)
    Increase (decrease) in accounts
     payable............................       (3,007,016)            11,304
    Increase (decrease) in amounts due
     to Centocor, Inc...................         (151,079)            12,829
                                             ------------       ------------
                                               (3,878,219)        (1,908,484)
  Net cash used for operating
   activities...........................      (12,218,535)       (15,598,237)
Cash flow from financing activities:
  Net proceeds from issuance of Callable
   Common...............................              --          83,925,000
  Proceeds of loan from Centocor, Inc...              --             100,000
                                             ------------       ------------
  Net cash from financing activities....              --          84,025,000
Cash flow from (used for) investing ac-
 tivities:
  Purchases of investments..............      (74,269,299)       (85,518,561)
  Maturities of investments.............       86,791,863         19,181,433
                                             ------------       ------------
Net cash from (used for) investing ac-
 tivities...............................       12,522,564        (66,337,128)
Net increase in cash and cash equiva-
 lents..................................          304,029          2,089,635
Beginning cash and cash equivalents.....          723,474                --
Ending cash and cash equivalents........     $  1,027,503       $  2,089,635
                                             ============       ============



                See accompanying notes to financial statements.

                                 TOCOR II, INC.

                         NOTES TO FINANCIAL STATEMENTS
                                  (UNAUDITED)

 1. Organization and Basis of Presentation

  Tocor II, Inc. (the "Company" or "Tocor II") was incorporated on November 6, 1991 in the British Virgin Islands (the "BVI") and Tocor II commenced operations on January 21, 1992. Virtually all of Tocor II's activities are conducted pursuant to contracts with Centocor, Inc. ("Centocor"). Tocor II does not maintain staff or occupy any facilities, other than office facilities, and as such, is heavily dependent upon Centocor.

  In January, 1992, Tocor II and Centocor completed the sale to the public of 2,250,000 Units, each Unit consisting of one share of Tocor II's Callable Common Stock, one Series T warrant to purchase one share of Centocor Common Stock, and one Callable warrant to purchase one share of Centocor Common Stock. The Callable Common Stock and the warrants will trade only as Units through December 31, 1993. Following such date, the Series T warrants will separate and the Callable Common Stock will continue to trade only as Units with the Callable warrants through December 31, 1995. The separation of the components of the Units will accelerate in the event Centocor exercises its option to purchase the Callable Common Stock (see Note 4). Tocor II is contractually obligated to use substantially all of the net proceeds of the offering, approximately $83,925,000, to engage Centocor to conduct research, development, and preliminary clinical studies with respect to small peptide molecule-based pharmaceutical products (the "Products") for the treatment of human diseases (see Note 5).

  In connection with the Unit offering, Centocor was granted an option to purchase all of the outstanding shares of Tocor II's Callable Common Stock. The ability of Centocor to exercise this option is highly dependent upon the future financial condition of Centocor. Centocor is subject to the reporting requirements of the Securities Exchange Act of 1934. The market value of a Unit is highly affected by the business operations of Centocor. Additionally, due to the Centocor warrant component of the Unit, the market value of a Unit is affected by the market value of Centocor Common Stock. The exercise price of the Series T warrant is $64.50 per share of Centocor Common Stock, which at September 30, 1993, had a market value of $10.63 per share. If the purchase option is exercised, the Callable warrants will terminate.

  The accompanying financial statements have been prepared in accordance with generally accepted accounting principles applicable to interim periods. These financial statements do not include all disclosures required for annual financial statements and should be read in conjunction with the more complete disclosures contained in Tocor II's audited financial statements in Tocor II's Annual Report on Form 10-K for the year ended December 31, 1992.

  The statements reflect in the opinion of management, all adjustments of a normal and recurring nature necessary to present fairly Tocor II's financial position at September 30, 1993 and December 31, 1992, and the results of operations for the three and nine months ended September 30, 1993 and the three months ended September 30, 1992, and from the period January 21, 1992 to September 30, 1992, and the cash flows for the nine months ended September 30, 1993 and the period January 21, 1992 through September 30, 1992. The results of operations and the cash flows for the nine months ended September 30, 1993 are not necessarily indicative of the results to be expected for the entire year.

 2. Cash Equivalents and Investments

  Cash equivalents at September 30, 1993 and December 31, 1992 consist principally of U.S. Treasury money market funds and U.S. Treasury securities. Short-term investments at September 30, 1993 and December 31, 1992 consist of U.S. Treasury securities with market values of $51,511,000 and $63,786,000, respectively.

                                 TOCOR II, INC.

                                  (UNAUDITED)

 3. Note Payable to Centocor

  Tocor II's note payable to Centocor bears interest at 7 percent per annum and is due on the day after the termination of the Purchase Option Agreement (see
Note 4) and may not be prepaid.

 4. Callable Common Stock

  Pursuant to a Purchase Option Agreement, Centocor holds an option (the "Purchase Option"), exercisable through December 31, 1995, to purchase all of the outstanding shares of the Callable Common Stock of Tocor II. The option exercise price is $58 per share in 1993, $76 per share in 1994, and $107 per share in 1995.

  If all funds available for payment by Tocor II to Centocor under the Development Agreement (see Note 5) are expended, the Purchase Option will continue only for so long as Centocor funds research and development of the Products, but in no event later than December 31, 1995. Centocor is under no obligation to continue to fund such research and development, but may do so at its option. Tocor II currently anticipates that the net proceeds of the January 1992 offering will be available to fund research under the Development Agreement through December 31, 1995.

  Until the termination of the Purchase Option Agreement, Tocor II is not permitted to issue additional capital stock, borrow more than $1 million in the aggregate, declare or pay dividends out of funds required to be paid to Centocor under the Development Agreement, merge, liquidate or sell substantially all of its assets without the approval of Centocor, as holder of the note described in Note 3.

 5. Agreements with Centocor

  In January, 1992, Centocor and Tocor II entered into a technology license agreement, (the "License Agreement") under which Centocor granted to Tocor II a worldwide, exclusive, royalty-free, perpetual, fully paid license to proprietary rights owned or controlled by Centocor during the term of the Development Agreement, which are necessary or useful for the research, development, manufacture or sale of the Products. Under the License Agreement, Tocor II has granted to Centocor a worldwide, fully paid, exclusive, royalty free, right and license in perpetuity to Tocor II's technology owned, acquired or developed during the term of the Development Agreement for any uses of such technology outside of Tocor II's field of activity. Under the terms of the License Agreement, Tocor II paid a nonrefundable fee of $2,500,000 to Centocor during the first quarter of 1992.

  In January, 1992, Tocor II entered into an agreement (the "Development Agreement") with Centocor under which Centocor will conduct research and development with respect to the Products. Under this agreement, Tocor II is obligated to pay to Centocor an amount consisting of (i) substantially all of the net proceeds of the public offering (less $1 million to be retained by Tocor II for working capital, a non-refundable fee of $2,500,000 paid under the License Agreement and an amount retained for Tocor II's general and administrative expenses), and (ii) any interest and other income earned through temporary investment of Tocor II's funds. Under the Development Agreement, Centocor is entitled to be reimbursed for the research and development costs incurred on behalf of Tocor II, plus a management fee. Tocor II incurred expenses, under the Development Agreement of $2,935,000 and $4,326,000 for the three months ended September 30, 1993 and 1992, respectively, and $9,695,000 and $13,102,000 for the nine months ended September 30, 1993 and the period January 21, 1992 through September 30, 1992, respectively.

                                 TOCOR II, INC.

                                  (UNAUDITED)

  Subject to its obligation to use reasonable efforts under the Development Agreement, Centocor has the sole discretion to determine the allocation of Centocor resources that are available to Tocor II to conduct research and development under the Development Agreement and Centocor may from time to time choose to limit the available resources to Tocor II, thereby delaying development of the Products. Research and development activities conducted by Centocor for Tocor II's small peptide molecule program are heavily integrated with activities conducted in Centocor's monoclonal antibody program. Certain costs of Centocor's research, development and clinical trial activities are allocated to Tocor II pursuant to the Development Agreement as such activities have the potential to benefit Tocor II, as well as Centocor. As a result, funding provided by Tocor II benefits Centocor in its activities outside of Tocor II's field of activity.

  Either Tocor II or Centocor may terminate the Development Agreement (i) if the other party breaches any material obligation under the Development Agreement or the License Agreement, subject to a 60-day cure period or (ii) if the other party enters into any voluntary proceeding in bankruptcy, reorganization or an arrangement for the benefit of its creditors, or 60 days (exclusive of any period during which a stay is in effect) after any involuntary proceeding if not dismissed during such 60-day period. The Development Agreement will terminate automatically upon termination of the Purchase Option Agreement or the License Agreement.

  Tocor II also has entered into a services agreement (the "Services Agreement") with Centocor and a wholly owned subsidiary of Centocor, whereby Centocor or its subsidiary provide certain management and administrative services to Tocor II on a fully burdened cost reimbursement basis. Centocor is also paid a management fee by Tocor II equal to 10 percent of such costs incurred.

  In 1993, Centocor and Tocor II amended the Development Agreement and the Services Agreement, to reduce the management fee under each agreement from 10% to 5% until the earlier of (i) the termination of the Development Agreement and the Services Agreement or (ii) the aggregate reduction in management fees resulting from the amendments equals $3,000,000.

  Three officers of Tocor II are also officers of Centocor. One officer and director of Tocor II is also a director of Centocor.